October 31, 2014

DREYFUS INVESTMENT FUNDS

Dreyfus/The Boston Company Small Cap Growth Fund

Supplement to the Statutory Prospectus and Summary Prospectus

dated January 31, 2014

Listed below are estimated per share rates to be distributed from ordinary income and capital gains for the fund.  The fund will pay this distribution in December 2014.

Estimated Ordinary Income Dividend Per Share	Estimated Short-Term Capital Gain Distribution Per Share	Estimated Long-Term Capital Gain Distribution Per Share

$0.00	$5.14	$13.26

Please be advised that these estimates may change prior to the record date due to changes in the number of shares outstanding.  As of October 30, 2014, the fund's net asset value per share was $55.34.  The fund will send shareholders complete tax information pertaining to their accounts in January 2015.  Please consult your tax adviser as to how these distributions may affect your individual tax situation.

Please note that if you buy shares of the fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.